                                                            UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K
                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) .................................................. October 9, 2003

Exact name of registrant as specified in its charter ...................................... Baldor Electric Company

State or other jurisdiction of incorporation ............................................................. Missouri

Commission File Number ................................................................................... 01-07284

IRS Employer Identification No ......................................................................... 43-0168840

Address of principal executive offices ................................................ 5711 R. S. Boreham, Jr., St
                                                                                               Fort Smith, Arkansas
Zip Code .................................................................................................... 72901

Registrant's telephone number, including area code ................................................... 479-646-4711

Former name or former address, if changed since last report ................................................... N/A
Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being provided under Item 12 - Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. On October 9, 2003, Baldor Electric Company issued a news release to report its financial results for the third quarter and first nine months ended September 27, 2003. The release is furnished as Exhibit 99 hereto.

                                                              SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              Baldor Electric Company
                                                              -----------------------------------------------------
                                                              (Registrant)

Date    October 13, 2003                                      /s/  Ronald E. Tucker
                                                              Ronald E. Tucker
                                                              Chief Financial Officer and Secretary
                                                              (Principal Financial Officer)

                                                        BALDOR ELECTRIC COMPANY

                                                           INDEX OF EXHIBITS

Exhibit No.           Description
-----------           -----------

99                    Company issued news release dated October 9, 2003